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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-13325 and 333-13411 on Form S-3 and Registration Statement No. 333-02721 on Form S-8 of Starwood Lodging Trust and Starwood Lodging Corporation (the "Companies") of our report dated March 24, 1995 appearing in this Annual Report on Form 10-K/A2 of the Companies for the year ended December 31, 1996.


Deloitte & Touche LLP
December 16, 1997